FIRST QUARTER 2019 EARNINGS CONFERENCE CALL Interpublic Group April 26, 2019

Overview - First Quarter 2019 • Net revenue growth was 13.0%, and organic growth of net revenue was 6.4% ◦ U.S. organic growth was 5.7% ◦ International organic growth was 7.7% • Operating income was $50.2 million, and adjusted EBITA was $103.6 million this year compared with $44.1 million a year ago • Adjusted EBITA margin was 5.2% compared with 2.5% a year ago • Diluted EPS was $(0.02), and was $0.11 as adjusted compared with $0.04 a year ago "Organic growth" refers exclusively to the organic change of net revenue. Adjusted EBITA is operating income adjusted for amortization of acquired intangibles and restructuring charges. Adjusted diluted EPS is adjusted for amortization of acquired intangibles, restructuring charges, and sales of businesses. See reconciliation of organic net revenue change on page 14 and adjusted non-GAAP reconciliations on Page 2 pages 15-17.

Operating Performance (Amounts in Millions, except per share amounts) Three Months Ended March 31, 2019 2018 Net Revenue $ 2,004.8 $ 1,774.0 Billable Expenses 356.4 395.1 Total Revenue 2,361.2 2,169.1 Salaries and Related Expenses 1,421.1 1,330.3 Office and Other Direct Expenses 389.2 323.8 Billable Expenses 356.4 395.1 Cost of Services 2,166.7 2,049.2 Selling, General and Administrative Expenses 41.4 35.1 Depreciation and Amortization 71.1 46.0 Restructuring Charges 31.8 0.0 Operating Income 50.2 38.8 Interest Expense, net (42.0) (15.9) Other Expense, net (6.9) (24.4) Income (Loss) Before Income Taxes 1.3 (1.5) Provision for Income Taxes 10.5 12.7 Equity in Net Loss of Unconsolidated Affiliates (0.3) (1.9) Net Loss (9.5) (16.1) Net Loss Attributable to Noncontrolling Interests 1.5 2.0 Net Loss Available to IPG Common Stockholders $ (8.0) $ (14.1) Loss per Share Available to IPG Common Stockholders - Basic $ (0.02) $ (0.04) Loss per Share Available to IPG Common Stockholders - Diluted $ (0.02) $ (0.04) Weighted-Average Number of Common Shares Outstanding - Basic 384.5 383.4 Weighted-Average Number of Common Shares Outstanding - Diluted 384.5 383.4 Dividends Declared per Common Share $ 0.235 $ 0.210 Page 3

Net Revenue ($ in Millions) Three Months Ended $ % Change March 31, 2018 $ 1,774.0 Total change 230.8 13.0% Foreign currency (49.4) (2.8%) Net acquisitions/(divestitures) 165.8 9.4% Organic 114.4 6.4% March 31, 2019 $ 2,004.8 Three Months Ended March 31, Change 2019 2018 Organic Total IAN $ 1,711.2 $ 1,481.3 7.4% 15.5% CMG $ 293.6 $ 292.7 1.9% 0.3% Page 4 See reconciliation of segment organic net revenue change on page 14.

Geographic Net Revenue Change Three months ended March 31, 2019 Organic Total United States 5.7% 20.3% International 7.7% 1.3% United Kingdom 5.7% 4.2% Continental Europe 7.6% (1.2%) Asia Pacific 4.5% (0.4%) Latin America 23.8% 8.7% All Other Markets 5.2% (1.4%) Worldwide 6.4% 13.0% “All Other Markets” includes Canada, Africa and the Middle East. Page 5 See reconciliation of organic net revenue change on page 14.

Operating Expenses ($ in Millions) Three Months Ended March 31, 2019 2018 % Increase Salaries & Related $ 1,421.1 $ 1,330.3 6.8% % of Net Revenue 70.9% 75.0% Office & Other Direct 389.2 323.8 20.2% % of Net Revenue 19.4% 18.3% Selling, General & Administrative 41.4 35.1 17.9% % of Net Revenue 2.1% 2.0% Depreciation (1) 49.5 40.7 21.6% % of Net Revenue 2.5% 2.3% Amortization of Acquired Intangibles (1) 21.6 5.3 307.5% % of Net Revenue 1.1% 0.3% Restructuring 31.8 0.0 N/A % of Net Revenue 1.6% N/A Page 6 (1) Includes $10.1 of Depreciation and $16.7 of Amortization in Q1 2019 from Acxiom.

Adjusted Diluted Earnings Per Share (Amounts in Millions, except per share amounts) Three Months Ended March 31, 2019 Amortization of Net Losses on As Reported Acquired Restructuring Sales of Adjusted Intangibles Charges Businesses Results Operating Income and Adjusted EBITA $ 50.2 $ (21.6) $ (31.8) $ 103.6 Total (Expenses) and Other Income (48.9) $ (8.6) (40.3) Income Before Income Taxes 1.3 (21.6) (31.8) (8.6) 63.3 Provision for Income Taxes 10.5 4.2 7.6 0.0 22.3 Equity in Net Loss of Unconsolidated Affiliates (0.3) (0.3) Net Loss Attributable to Noncontrolling Interests 1.5 1.5 Diluted EPS Components: Net (Loss) Income Available to IPG Common Stockholders $ (8.0) $ (17.4) $ (24.2) $ (8.6) $ 42.2 Weighted-Average Number of Common Shares Outstanding 384.5 388.9 (Loss) Earnings per Share Available to IPG Common Stockholders: $ (0.02) $ (0.05) $ (0.06) $ (0.02) $ 0.11 Page 7 See full reconciliation of adjusted non-GAAP diluted earnings per share on page 15.

Cash Flow ($ in Millions) Three Months Ended March 31, 2019 2018 NET LOSS $ (9.5) $ (16.1) OPERATING ACTIVITIES Depreciation & amortization 101.6 77.4 Deferred taxes (31.0) (20.8) Net losses on sales of businesses 8.6 24.4 Other non-cash items 16.5 8.9 Change in working capital, net (165.8) (775.0) Operating lease right-of-use assets 70.0 0.0 Non-current operating lease liabilities (62.4) 0.0 Change in other non-current assets & liabilities (21.5) (28.7) Net cash used in Operating Activities (93.5) (729.9) INVESTING ACTIVITIES Capital expenditures (32.8) (22.8) Acquisitions, net of cash acquired 0.0 (0.2) Other investing activities 2.1 (0.1) Net cash used in Investing Activities (30.7) (23.1) FINANCING ACTIVITIES Net increase in short-term borrowings 201.0 718.8 Exercise of stock options 0.6 6.9 Repurchases of common stock 0.0 (54.9) Common stock dividends (90.6) (80.8) Tax payments for employee shares withheld (21.2) (26.3) Distributions to noncontrolling interests (2.5) (3.9) Other financing activities (0.6) (1.6) Net cash provided by Financing Activities 86.7 558.2 Currency effect (6.4) (2.9) Net decrease in cash, cash equivalents and restricted cash $ (43.9) $ (197.7) Page 8

Balance Sheet – Current Portion ($ in Millions) March 31, 2019 December 31, 2018 March 31, 2018 CURRENT ASSETS: Cash and cash equivalents $ 630.5 $ 673.4 $ 597.3 Accounts receivable, net 4,027.5 5,126.6 3,942.5 Accounts receivable, billable to clients 2,077.4 1,900.6 1,981.1 Assets held for sale 19.7 5.7 12.0 Other current assets 491.9 476.6 430.6 Total current assets $ 7,247.0 $ 8,182.9 $ 6,963.5 CURRENT LIABILITIES: Accounts payable $ 5,733.7 $ 6,698.1 $ 5,467.1 Accrued liabilities 663.6 806.9 528.1 Contract liabilities 575.9 533.9 507.5 Short-term borrowings 272.4 73.7 799.4 Current portion of long-term debt 0.1 0.1 2.1 Liabilities held for sale 22.4 11.2 18.3 Current portion of operating leases (1) 263.0 0.0 0.0 Total current liabilities $ 7,531.1 $ 8,123.9 $ 7,322.5 Page 9 (1) Increase from prior periods is due to adoption of new lease accounting standard.

Debt Maturity Schedule ($ in Millions) Total Debt = $3.9 billion $900 3.50% 3.75% 4.00% 3.75% 4.20% 4.65% 5.40% Other Short-Term Debt Senior Notes Term Loan (pre-payable) Senior Notes shown at face value on March 31, 2019 Page 10

Summary • Foundation for sustained value creation in top talent, strong agency brands and key strategic initiatives ◦ Quality of our agency offerings ◦ Integrated digital and digital specialists ◦ "Open architecture” solutions ◦ Data management at scale • Effective expense management an ongoing priority • Continued focus on growth and margin improvement • Financial strength an ongoing source of value creation Page 11

Appendix

Depreciation and Amortization ($ in Millions) 2019 Q1 Q2 Q3 Q4 YTD 2019 Depreciation (1) $ 49.5 $ 49.5 Amortization of acquired intangibles (1) 21.6 21.6 Amortization of restricted stock and other non-cash compensation 28.2 28.2 Net amortization of bond discounts and deferred financing costs 2.3 2.3 2018 Q1 Q2 Q3 Q4 FY 2018 Depreciation $ 40.7 $ 38.8 $ 38.9 $ 46.9 $ 165.3 Amortization of acquired intangibles 5.3 5.2 5.1 22.0 37.6 Amortization of restricted stock and other non-cash compensation 30.0 16.0 13.7 22.5 82.2 Net amortization of bond discounts and deferred financing costs 1.4 1.3 1.5 2.3 6.5 Page 13 (1) Includes $10.1 of Depreciation and $16.7 of Amortization of acquired intangibles in Q1 2019 from Acxiom.

Reconciliation of Organic Net Revenue ($ in Millions) Components of Change Change Three Months Net Three Months Ended Foreign Acquisitions / Ended March 31, 2018 Currency (Divestitures) Organic March 31, 2019 Organic Total Segment IAN $ 1,481.3 $ (43.1) $ 164.1 $ 108.9 $ 1,711.2 7.4% 15.5% CMG 292.7 (6.3) 1.7 5.5 293.6 1.9% 0.3% Total $ 1,774.0 $ (49.4) $ 165.8 $ 114.4 $ 2,004.8 6.4% 13.0% Geographic United States $ 1,092.3 $ 0.0 $ 160.0 $ 61.8 $ 1,314.1 5.7% 20.3% International 681.7 (49.4) 5.8 52.6 690.7 7.7% 1.3% United Kingdom 163.5 (10.5) 7.9 9.4 170.3 5.7% 4.2% Continental Europe 158.7 (12.7) (1.2) 12.0 156.8 7.6% (1.2%) Asia Pacific 178.8 (9.8) 1.0 8.0 178.0 4.5% (0.4%) Latin America 73.9 (10.8) (0.4) 17.6 80.3 23.8% 8.7% All Other Markets 106.8 (5.6) (1.5) 5.6 105.3 5.2% (1.4%) Worldwide $ 1,774.0 $ (49.4) $ 165.8 $ 114.4 $ 2,004.8 6.4% 13.0% Page 14

Reconciliation of Adjusted Results (1)

(Amounts in Millions, except per share amounts)

	Three Months Ended March 31, 2019				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Adjusted Results
Operating Income and Adjusted EBITA	$ 50.2	$ (21.6)	$ (31.8)		$ 103.6
Total (Expenses) and Other Income	(48.9)			$ (8.6)	(40.3)
Income Before Income Taxes	1.3	(21.6)	(31.8)	(8.6)	63.3
Provision for Income Taxes	10.5	4.2	7.6	0.0	22.3
Equity in Net Loss of Unconsolidated Affiliates	(0.3)				(0.3)
Net Loss Attributable to Noncontrolling Interests	1.5				1.5
Net (Loss) Income Available to IPG Common Stockholders	$ (8.0)	$ (17.4)	$ (24.2)	$ (8.6)	$ 42.2
Weighted-Average Number of Common Shares Outstanding - Basic	384.5				384.5
Dilutive effect of stock options and restricted shares	N/A				4.4
Weighted-Average Number of Common Shares Outstanding - Diluted	384.5				388.9
(Loss) Earnings per Share Available to IPG Common Stockholders:					
Basic	$ (0.02)	$ (0.05)	$ (0.06)	$ (0.02)	$ 0.11
Diluted	$ (0.02)	$ (0.05)	$ (0.06)	$ (0.02)	$ 0.11

(1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

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IPG

Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Three Months Ended March 31, 2018 Amortization of Net Losses on As Reported Adjusted Acquired Sales of Results Intangibles Businesses Operating Income and Adjusted EBITA $ 38.8 $ (5.3) $ 44.1 Total (Expenses) and Other Income (40.3) $ (24.4) (15.9) (Loss) Income Before Income Taxes (1.5) (5.3) (24.4) 28.2 Provision for Income Taxes 12.7 0.2 0.4 13.3 Equity in Net Loss of Unconsolidated Affiliates (1.9) (1.9) Net Loss Attributable to Noncontrolling Interests 2.0 2.0 Net (Loss) Income Available to IPG Common Stockholders $ (14.1) $ (5.1) $ (24.0) $ 15.0 Weighted-Average Number of Common Shares Outstanding - Basic 383.4 383.4 Dilutive effect of stock options and restricted shares N/A 5.2 Weighted-Average Number of Common Shares Outstanding - Diluted 383.4 388.6 (Loss) Earnings Per Share Available to IPG Common Stockholders: Basic $ (0.04) $ (0.01) $ (0.06) $ 0.04 Diluted $ (0.04) $ (0.01) $ (0.06) $ 0.04 (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, Page 16 allow for greater transparency in the review of our financial and operational performance.

Adjusted EBITA Reconciliation (1) (Amounts in Millions, except per share amounts) Three Months Ended March 31, 2019 2018 Net Revenue $ 2,004.8 $ 1,774.0 EBITA Reconciliation: Net Loss Available to IPG Common Stockholders $ (8.0) $ (14.1) Add Back: Provision for Income Taxes 10.5 12.7 Subtract: Total (Expenses) and Other Income (48.9) (40.3) Equity in Net Loss of Unconsolidated Affiliates (0.3) (1.9) Net Loss Attributable to Noncontrolling Interests 1.5 2.0 Operating Income 50.2 38.8 Add Back: Amortization of Acquired Intangibles 21.6 5.3 EBITA 71.8 44.1 Restructuring Charges 31.8 0.0 Adjusted EBITA $ 103.6 $ 44.1 Adjusted EBITA Margin on Net Revenue % 5.2% 2.5% (1) The following table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, Page 17 allow for greater transparency in the review of our financial and operational performance.

Metrics Update

Metrics Update Category Metric SALARIES & RELATED Trailing Twelve Months (% of net revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & OTHER DIRECT Trailing Twelve Months (% of net revenue) Occupancy Expense All Other Office and Other Direct Expenses FINANCIAL Available Liquidity Credit Facility and Term Loan Covenants Page 19

Salaries & Related Expenses Page 20

Salaries & Related Expenses (% of Net Revenue) Three Months Ended March 31 2019 2018 “All Other Salaries & Related,” not shown, was 1.8% and 2.3% for the three months ended March 31, 2019 Page 21 and 2018, respectively.

Office & Other Direct Expenses Page 22

Office & Other Direct Expenses (% of Net Revenue) Three Months Ended March 31 2019 2018 “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), Page 23 long-lived asset impairments and other expenses

Available Liquidity ($ in Millions) Cash and Cash Equivalents + Available Committed Credit Facility (1) (1) Reflects cash on hand from the September 2018 debt issuance to finance the Acxiom transaction, Page 24 which closed on October 1, 2018.

Credit Facility and Term Loan Covenants ($ in Millions) Last Twelve Months Ended Covenants March 31, 2019 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 8.01x II. Leverage Ratio (not greater than): 4.00x Actual Leverage Ratio: 2.78x Last Twelve Months Ended Interest Expense Reconciliation (1) March 31, 2019 Interest Expense: $203.2 - Interest Income 25.6 - Other 0.8 Net Interest Expense: $176.8 Last Twelve Months Ended EBITDA Reconciliation (1) March 31, 2019 Operating Income: $1,083.4 + Depreciation and Amortization 332.8 EBITDA: $1,416.2 (1) Calculated as defined in the Credit Facility and Term Loan agreements. As permitted, we have reflected the Acxiom Acquisition and the issuance of Senior Notes and the Term Loan on a pro forma basis as if the transactions had occurred as of the first day of the four quarters ended March 31, 2019. The unaudited pro forma financial information used is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the period. Page 25

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward- looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other filings with the Securities and Exchange Commission ("SEC"). Forward- looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ⦁ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ⦁ our ability to attract new clients and retain existing clients; ⦁ our ability to retain and attract key employees; ⦁ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ⦁ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ⦁ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ⦁ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and ⦁ failure to realize the anticipated benefits on the acquisition of the Acxiom business Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other SEC filings. Page 26